Background, Organization, and Summary of Significant Accounting Policies - Schedule of Estimated Future Amortization of Intangible Assets (Details) - Centuri - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets [Line Items]
2021	$ 10,343
2022	10,255
2023	10,255
2024	10,255
2025	10,211
Thereafter	88,865
Net Carrying Amount	$ 140,184	$ 150,511